UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):    September  1, 2016

AVNET, INC.
(Exact name of registrant as specified in Charter)

New York	1-4224	11-1890605
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2016, Avnet, Inc. (the “Company”) announced that the Board of Directors (the “Board”) has appointed William J. Amelio to serve as Chief Executive Officer.  Mr. Amelio is currently  a director of the Company and has served as Interim Chief Executive Officer since July 11, 2016.  The Company issued a press release announcing Mr. Amelio’s appointment, a copy of which is included as Exhibit 99.1.

As part of this appointment, Mr. Amelio entered into a letter agreement with the Company effective as of September 1, 2016.  Pursuant to the agreement, Mr. Amelio will receive an initial base salary of $850,000 for the Company’s fiscal year 2017 and his annual cash incentive target will be no less than 150% of his base salary.  In addition, he is eligible for awards under the Company’s equity incentive plans and benefits under the Company’s other benefit plans in which senior executives of the Company participate.  As of December 31, 2016, the Company will cease providing Mr. Amelio with reimbursement for his reasonable commuting expenses.  Pursuant to the agreement, Mr. Amelio will establish a residence in the Phoenix area by December 31, 2016, and the Company will reimburse him for reasonable and customary expenses associated with this relocation.  The agreement contains restrictive covenants relating to non-competition, confidential information and non-solicitation of employees and customers.  The foregoing description of Mr. Amelio’s agreement is qualified in its entirety by reference to the agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Mr. Amelio also entered into the Company’s standard change of control agreement (the “COC Agreement”).  Pursuant to the COC Agreement, if, within 24 months after a change of control, Mr. Amelio is terminated without cause or he resigns by reason of a constructive termination, the Company must pay all accrued base salary and pro-rata incentive payments, plus 2.99 times the sum of (i) his then current annual base salary and (ii) his target incentive compensation for the year in which such termination occurred.  In addition, any unvested equity compensation rights and awards would become fully vested and payable; performance-based awards would vest at their target value.  The foregoing description of change of control agreements is qualified in its entirety by reference to the form of agreement, which is filed as Exhibit 10.2 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
10.1	Letter Agreement dated September 1, 2016.
10.2	Form of Change of Control Agreement (incorporated herein by reference to the Company’s Current Report on Form 8-K dated February 14, 2011, Exhibit 10.3).
99.1	Press Release dated September 6, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2016	AVNET, INC.

	By:	/s/ Kevin Moriarty
Name: Kevin Moriarty
Title: Senior Vice President and
Chief Financial Officer